The AES Corporation Transaction Overview & Considerations March 2, 2026 Exhibit 99.2

Transaction Summary Terms $15.00 per share price represents an enterprise value of approximately $33.4 billion1, including the assumption of debt Transaction represents 40.3% premium to AES’ 30-day volume weighted average share price prior to July 8, 20252 Dividends payable to AES stockholders are expected to continue in the ordinary course until the closing, subject to approval by AES’ Board of Directors Consortium Members Investor consortium is led by Global Infrastructure Partners (GIP) and EQT (through the EQT Infrastructure VI fund) with CalPERS and Qatar Investment Authority (QIA) as co-underwriters GIP and EQT are both leading organizations with deep experience investing in energy infrastructure businesses Financing Consortium will fund 100% of the purchase price to acquire the Company with equity and no financing contingency No incremental debt will be issued as a result of the transaction Leverage/Investment Grade Profile The Consortium intends to maintain AES’ existing capital structure The Consortium expects to maintain an investment grade credit profile, aligned with the Company’s financing strategy Timing and Approvals Transaction expected to close in late 2026 or early 2027 Subject to AES stockholder approval; the receipt of regulatory approvals including by the Public Utilities Commission of Ohio (PUCO), Federal Energy Regulatory Commission (FERC), New York Public Service Commission (NYPSC), CFIUS and certain foreign approvals; as well as the satisfaction of other customary closing conditions Advisors J.P. Morgan Securities LLC served as lead financial advisor; Wells Fargo Securities LLC also acted as financial advisor to the Company AES retained Skadden, Arps, Slate, Meagher & Flom LLP as lead transaction counsel; Davis Polk & Wardwell LLP acted as legal advisor with respect to certain debt matters 1. Enterprise value based on proportional net debt of $22,724 million and a share count of 712 million, as of December 31, 2025. Consolidated net debt was $27,561 million as of December 31, 2025. 2. The last full day of trading prior to the first media report of a potential acquisition.

Considerations for Stakeholders The last full day of trading prior to the first media report of a potential acquisition.. Stockholders $15.00 per share price represents 40.3% premium to the 30-day volume weighted average share price prior to July 8, 20251 Transaction avoids the need to materially reduce or eliminate dividend and/or issue significant equity at potentially unfavorable terms, possibly as soon as 2026 Substantial capital needed to fund US renewables and utilities growth beyond 2027 and achieve balance sheet objectives New generation, primarily to serve data centers, requires significant capital for growth, particularly with increased equipment costs and future expiration of tax credits Ability to fund growth through asset sales and cash generation is constrained While previous capital requirements have been funded in part through extensive asset sales, the potential pool of remaining sale candidates is limited, with valuations subject to significant price/timing variability Cash flow generation of the US renewables business is still maturing as it continues to scale While renewable project IRRs are attractive, cash generation in the US is modest in the early years due to the allocation of cash to tax equity investors and the leverage profile At the portfolio level, cash requirements for development remain high relative to the scale of the mature operating portfolio Debt Investors Consortium has indicated each of the following: Transaction 100% equity-financed with no financing contingency Capital structure expected to remain unchanged with no back leverage Expect to maintain diverse operating businesses across Renewables, Utilities and Energy Infrastructure Strategic Business Units Continued focus on US-centric growth and delivering renewables in key Latin American markets Consortium is committed to maintaining AES’ investment grade credit profile and will continue to manage balance sheets in a manner consistent with past practice AES will cease paying fixed quarterly dividends at closing and the Consortium intends to have a flexible dividend policy going forward that is supportive of an investment grade credit profile and the Company’s growth objectives

Communities Transaction enables AES to continue to invest in critical energy infrastructure and create long-term value for all stakeholders, including its workforce and local communities The Consortium values AES’ community partnership activities and the Company expects to maintain its partnerships and stakeholder engagement programs The Consortium is committed to maintaining the utilities’ local headquarters, charitable giving, economic development initiatives, low-income customer support programs, and broader community partnerships in Indiana and Ohio Employees The Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value creation and will support business continuity and stability, with an emphasis on retaining and developing talent AES will keep local offices and local presence in place, ensuring decisions remain community-focused Agreement has no effect on union contracts Considerations for Stakeholders Customers The Consortium will provide significant, patient capital and long-term partnership to enhance the Company’s ability to meet society’s growing demand for electricity by delivering innovative, customer-focused energy solutions across its platform Acquisition is not expected to impact customer rates in AES’ regulated utilities Following transaction close, AES’ regulated businesses, including AES Indiana and AES Ohio, will continue to be regulated by local, state and federal/national authorities

Important Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com. Participants in the Solicitation AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above. Cautionary Statement Regarding Forward-Looking Statements This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.